UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2024
(Date of earliest event reported)

Fortrea Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41704	92-2796441
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Moore Drive
Durham,	North Carolina	27709
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 877-495-0816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class         Trading Symbol Name of exchange on which registered
Common Stock, $0.001 par value FTRE The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2024, the Board of Directors (the “Board”) of Fortrea Holdings Inc. (the “Company”), as recommended by the Board’s Nominating, Corporate Governance and Compliance Committee, unanimously approved that Machelle Sanders be elected to fill the Class II director vacancy on the Board of the Company, effective May 14, 2024, and that she shall hold such position as a Class II director until the 2025 Annual Meeting of Stockholders and until her successor is duly elected and qualified or until her earlier death, resignation or removal. At the time of this disclosure, Ms. Sanders was not named to any committees of the Board, and no decision has been made regarding which committees Ms. Sanders will serve.

Ms. Sanders is a seasoned executive with over 30 years of progressive pharmaceutical and biotechnology experience. Currently, Ms. Sanders serves as the North Carolina Secretary of Commerce. Prior to her appointment as the North Carolina Secretary of Commerce in February 2021, Ms. Sanders served as Secretary of the North Carolina Department of Administration from January 2017 to February 2021. In the private sector, Ms. Sanders has experienced increasing levels of quality assurance and manufacturing operations responsibilities with Biogen, Inc. ("Biogen"), Purdue Pharmaceuticals, and AkzoNobel and was most recently responsible for the pharmaceutical operations and technology operational strategy for Biogen’s multiple sclerosis franchise. Since February 2022, Ms. Sanders has served on the board of directors, Science Committee, and Compensation Committee of BioCryst Pharmaceuticals, Inc., a global, public biotechnology company. Ms. Sanders previously served as a member of the boards of directors of Novan, Inc. from 2017 to April 2024 and Radius Health, Inc. from 2021 to August 2022. Ms. Sanders earned a Bachelor of Science in biochemistry from North Carolina State University and a master’s degree in health administration from Pfeiffer University.

Ms. Sanders will receive compensation for her service as a director in accordance with the Company’s non-employee director compensation policy, a copy of which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. There are no arrangements or understandings between Ms. Sanders and any other person pursuant to which she was elected as a director of the Company, and she is not a party to, nor does she have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. She does not have any family relations with any directors or executive officers of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of March 20, 2024, the record date for the Annual Meeting, there were 89,374,032 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. Of these shares, 84,560,430 were present or represented by proxy, which constituted a quorum for the transaction of business at the Annual Meeting. Proxies for the meeting were solicited in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended. At the Annual Meeting, stockholders voted on the following proposals:

Proposal 1: Election of Directors

The following nominees were elected to the Board to serve as Class I Directors until the Company’s 2027 Annual Meeting of Stockholders based on the following votes:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Edward Pesicka	73,429,206	4,816,629	31,458	6,283,137
David Smith	73,517,789	4,727,558	31,946	6,283,137

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
84,385,312	133,412	41,706	0

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
71,701,466	6,512,815	63,012	6,283,137

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The proposal to vote, on an advisory basis, on a frequency of every one year for future advisory votes on the compensation of the Company’s Named Executive Officers was approved, on an advisory basis, by the following final voting results:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
77,571,412	107,530	555,203	43,148	0

In accordance with the result of the advisory vote on Proposal 4 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, the Company’s Board has determined that the Company will conduct an executive compensation advisory vote, or say-on-pay vote, on an annual basis until the next advisory vote on the frequency of say-on-pay occurs. The next advisory vote regarding the frequency of say-on-pay is required to occur no later than the Company’s 2030 Annual Meeting of Stockholders.

Item 7.01 Regulation FD Disclosure.

On May 16, 2024, the Company issued a press release announcing the appointment of Machelle Sanders to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 7.01, including the Press Release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortrea Holdings Inc.

By:	/s/ Stillman Hanson
Name: Stillman Hanson
Title: General Counsel and Secretary

Date: May 16, 2024